Madison ETFs Trust N-CSR

Exhibit 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Madison ETFs Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Madison ETFs Trust for the period ended June 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Madison ETFs Trust for the stated period.

/s/ Patrick F. Ryan		/s/ Greg D. Hoppe
Patrick F. Ryan		Greg D. Hoppe
President/Principal Executive Officer, Madison ETFs Trust		Chief Financial Officer, Madison ETFs Trust

Dated:	September 4, 2025	Dated:	September 4, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Madison ETFs Trust for purposes of Section 18 of the Securities Exchange Act of 1934.